EXHIBIT 10.8
Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Double asterisks denote omissions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES
			1	3
2. AMENDMENT/MODIFICATION NO. P00025	EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6) CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201		ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		(x)	9A. AMENDMENT OF SOLICITATION NO.
EMERGENT MANUFACTURING OPERATIONS BALTIMORE LLC EMERGENT MANUFACTURING OPERATIONS B 5901 E LOMBARD ST BALTIMORE MD 212246824
9B. DATED (SEE ITEM 11)

		x	10A. MODIFICATION OF CONTRACT/ORDER NO.
HHSO100201200004I
10B. DATED (SEE ITEM 13)
CODE 1410445	FACILITY CODE		06/15/2012
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
 The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X			C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 43 .103 (a) (3) Bilaterial mutual agreement of both parties
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor is not, is required to sign this document and return ________ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: [**]
DUNS Number: [**]
The purpose of this modification is to:
1.Extend the due date for the submission of the Plan for Achieving the Pandemic Influenza Objectives
2.Correct the error on the base contract end date.
3.Revise Contractor's Key Personnel.
4.Revise BARDA's Contracting Personnel.
See the attached following pages for details.
All other terms and conditions remain in full force and effect.
Period of Performance: 06/15/2012 to 06/14/2021

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print). Patrick D. Saam VP, Government Contracting & Accounting		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

15B. CONTRACTOR/OFFEROR /s/ Patrick D. Saam (Signature of person authorized to sign)	15C. DATE SIGNED Sep 23, 2020	16B. UNITED STATES OF AMERICA /s/ Carol C. Lavrich (Signature of Contracting Officer)	16C. DATE SIGNED 09/23/2020
    STANDARD FORM 30 (Rev. 11/2016)
Previous edition unusable    FAR (48 CFR) 53.243

This is Modification No. 0025 to Contract No. HHSO100201200004I.
The purpose of this modification is to:
1.    Approve the request by the Contractor for an extension of the submission date from September 1, 2020 to October 15, 2020 to provide the technical and business proposal plan agreed upon in modification P00021 for achieving the pandemic influenza objectives which are required in the base period of the contract performance milestones. In addition, the plan shall also include additional proposed milestones for BARDA’s deliberation.
2.    To revise the administrative information erroneously written in the change order proposal, under section 1.1.2 Proposal Period of Performance, by correcting the end date for the period of performance Base Period, see the attachment to modification P00024. The correct end date for the period of performance for the base period is hereby changed from June 14, 2024 to October 31, 2020.
3.    To replace the key personnel table identified under section H.15 of the referenced contract. [**]. The following table will replace the previous key personnel changes:

Current		Status	Revision required
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

Contractor Key Personnel (Base Period of Contract)
[**]	[**]	[**]
[**]	[**]	[**]

4.    BARDA’s Contracting Personnel is changed to [**] as Contracting Officer and [**] as the Contract Specialist, administrative change to section D.3. REPORT DELIVERABLES as follows:

REPORT DELIVERABLES
Position	Current	Revision required
Contract Officer(CO)	[**]	[**] OS/ASPR/BARDA 330 Independence Ave., SW RM [**] Washington DC 20201
Contract Specialist(CS)	[**]	[**] OS/ASPR/BARDA 330 Independence Ave., SW RM [**] Washington DC 20201

5.    All other terms and conditions remain in full force and effect.